CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of ISMO Tech Solutions, Inc. (the "Company") on Form 10-K for the year ended November 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Enrique Navas, acting in the capacity as the Chief Executive Officer of the Company and as the Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Enrique Navas

     Enrique Navas

     Chief Executive Officer

     February 27, 2015

/s/ Enrique Navas

     Enrique Navas

     Principal Financial Officer

     Principal Accounting Officer

     February 27, 2015